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                                  EXHIBIT 10.18

                          REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT is dated February 20, 2001 by and between NOCOPI TECHNOLOGIES, INC., a Maryland corporation (the "Company") and WESTVACO BRAND SECURITY, INC., a Delaware corporation ("Holder").

                                   WITNESSETH:

         Holder is the record and beneficial owner of 3,917,030 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock") representing approximately ten percent (10%) of the Company's currently outstanding Common Stock. Holder desires to obtain certain rights with respect to the registration of Shares under the Securities Act of 1933, as amended (the "Act") in order to facilitate the public sale and distribution of all or a part of such Shares, and the Company is willing to furnish such rights under and subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

         1.  Registration Rights.
             -------------------

                  (a) Registration of Common Stock by the Company. At any time prior to February 20, 2003, whenever the Company shall propose to file a registration statement (other than on Form S-4, Form S-8 or any successor forms thereto) under the Securities Act of 1933, as amended (the "Act"), or a similar document under any other statute then in effect corresponding to the Act relating to the public offering of shares of Common Stock of the Company within the United States (a "Registration Statement"), the Company shall (i) give written notice at least thirty (30) days prior to the filing thereof to the Holder specifying the date on which the Company proposes to file such Registration Statement and advising the Holder of its right to have any Shares included therein, (ii) at the written request of the Holder given to the Company within fifteen (15) days after receipt of any such notice (which request shall specify the Shares intended to be sold or disposed of), include among the securities covered by such Registration Statement, the number of such Shares so requested to be included, and (iii) use its reasonable efforts to cause such Registration Statement to become effective and to remain effective for the period required to permit the public offering and sale by the Holder of the Shares covered thereby (but not for more than 90 days following the effective date thereof). However, if all or any part of the proposed registration is to be underwritten (whether on a "best efforts" or a "firm commitment" basis), the managing underwriter shall have the right to exclude Shares to the extent the inclusion of such Shares would, in the written opinion of such managing underwriter, adversely affect the successful distribution of the underwritten portion of the public offering, provided such exclusion applies on a proportional basis not only to the Shares but also to all other securities proposed to be included other than those for which the Company initiated the registration. Any exclusion of Shares shall be made pro rata among the Holder and other affected shareholders.
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                  (b) Ancillary Company Action to be Taken in Connection with
Any Registration. Whenever the Company shall include any Shares among the securities covered by a Registration Statement pursuant to Section 1(a), the Company shall (i) comply with all applicable rules and regulations of the Securities and Exchange Commission in connection therewith, (ii) thereafter, for such period of time as shall be required in connection with the transactions contemplated thereby and permitted by applicable rules, regulations and administrative practice (but not for more than 90 days following the effective date of such Registration Statement), file such post-effective amendments and supplements thereto as shall be necessary so that neither such Registration Statement nor any related prospectus, prospectus supplement or amendment shall contain any material misstatement or omission relative to the Company or any of its assets or its business or affairs and so that such Registration Statement and prospectus, prospectus supplement or amendment will otherwise comply with all applicable legal requirements, (iii) furnish to the Holder such number of copies of such Registration Statement and any related preliminary prospectus, prospectus, post-effective amendment, supplement or similar document forming a part thereof as Holder may reasonably request) and (iv) take all action which may be necessary under the securities or Blue Sky laws of any state (except that the Company shall not be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction), and as may be reasonably requested by the Holder, to permit the public offering and sale of the Shares held by the Holder and covered by such Registration Statement.

                  (c) Conditions Precedent to Registration. Anything in this
Section 1 to the contrary notwithstanding, the Company shall not be obliged to include among the securities covered by a Registration Statement any Shares requested to be so included pursuant to Section 1(a) unless the Holder shall theretofore have furnished the Company, in writing, all information with respect to the Holder, the Shares requested to be so included, the transaction or transactions which the Holder contemplates and each underwriter who will act in connection therewith, which any law, rule or regulation requires to be disclosed therein. In addition, the obligations of the Company hereunder are subject to and conditioned upon the Holder's providing such other information and taking such action as may reasonably be requested by the Company in connection with such registration.

                  (d) Expenses. If Holder requests that Shares be included in a Registration Statement pursuant to Section 1(a), the out-of-pocket expense incurred by the Company in connection with such Registration Statement or the public offering of securities thereunder which it would not have incurred but for such request, together with all underwriting discounts and commissions applicable to Holder's Shares, shall be borne by the Holder.


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                  (e) Indemnification. The Holder shall indemnify, and agree to contribution in favor of, the Company, its directors, officers and affiliates, for any losses caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in such Registration Statement or prospectus or any preliminary prospectus or any amendment or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement is contained in information specifically furnished in writing by the Holder expressly for use therein.

                  Any person entitled to indemnification under the provisions of the Section 1(e) shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld).

                  (f) Listing of Shares. At any time as any shares of Common Stock are listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASD"), or otherwise listed on the NASD automated quotation system, and a Registration Statement filed pursuant to Section 1(a) has been declared effective, the Company will promptly obtain and maintain the approval for listing of each such exchange or system, as the case may be, of the Shares included in such Registration Statement.

                  (g) Excluded Shares. Any Shares shall be cease to be entitled to the benefits of the provisions of this Section 1 when (i) a Registration Statement covering such Shares has been declared effective and they have been disposed of pursuant to such effective Registration Statement, (ii) they are distributed to the public pursuant to Rule 144 or Rule 144A under the Act, or
(iii) they have been otherwise transferred by the Holder.

                  (h) Holdback. The Holder agrees, to the extent required by applicable law, not to effect any public sale or distribution of Shares, or any securities convertible into or exchangeable or exercisable for such Shares, during the five business days prior to, and during the 90 day period following, the effective date of such Registration Statements (except as part of such registration), if and to the extent timely notified in writing by the Company, in the case of a non-underwritten public offering, or by the managing underwriter, in the case of an underwritten public offering. The Company agrees not to effect any public sale or distribution of Common





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Stock, any securities similar to the Shares, or convertible into or exchangeable or exercisable for such securities during the five business days prior to, and during the 90 day period following, the effective date of any Registration Statement in which the Holder is participating pursuant to this Section 1
(except as part of such registration and except pursuant to a registration on Form S-4 or Form S-8, or any successor to such forms).

         2. Assignment; Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         3. Entire Agreement; Modification. This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior or contemporaneous understandings, negotiations and agreements of the parties concerning such subject matter. This Agreement may be modified only in a writing signed by the parties hereto specifically stating an intent to modify this Agreement.

         4. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the substantive laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed within that State, without giving effect to conflicts of laws principles.

         5. Notice. Any notice, request or other communication required or permitted to be given pursuant to this Agreement shall be in writing and shall be (a) mailed by U.S. Express Mail or U.S. Certified Mail, in either case Return Receipt Requested, (b) delivered by recognized overnight courier such as Federal Express, or (c) hand delivered to the party to whom addressed at the following addresses:

         if to the Company,         Nocopi Technologies, Inc.
                                    537 Apple St.
                                    West Conshohocken, PA 19428

                                    Attn: Michael A. Feinstein, Chairman

         with copy to:              Hangley Aronchick Segal & Pudlin
                                    One Logan Square
                                    Philadelphia, PA. 19103

                                    Attn: Thomas F. Hurley, Esquire

         if to the Holder,          Westvaco Brand Security, Inc.
                                    One High Ridge Park
                                    Stamford, CT 06905
                                    Attn: Stanley Hart, President





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or at such other address as may be designated by a party in writing. All written communications shall be deemed effective upon the earlier of the actual receipt thereof by the addressee or the expiration of two business days from the date such communication is placed in the hands of the post office, a recognized overnight courier, or a messenger service.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties the day and year first above written.

                                       NOCOPI TECHNOLOGIES, INC.



                                       By:______________________________________
                                          Michael A. Feinstein, Chairman

                                       WESTVACO BRAND SECURITY, INC.



                                       By:______________________________________
                                          Stanley Hart, President






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